CoinShares Bitcoin ETF 10-Q

Exhibit 32.2

Certification of Principal Financial and Accounting Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, in connection with this Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 (the “Report”) of CoinShares Bitcoin ETF (the “Registrant”), as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Charles Butler, the Principal Financial and Accounting Officer of the Registrant, hereby certify, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 13, 2025	By:	/s/ Charles Butler
	Name:	Charles Butler
	Title:	Principal Financial and Accounting Officer
CoinShares Bitcoin ETF